FIRST QUARTER 2022 Supplemental Operating and Financial Data ALL AMOUNTS IN THIS REPORT ARE UNAUDITED. Muse at Torrey Pines San Diego, CA Exhibit 99.2

Table of Contents

DIVERSIFIED HEALTHCARE TRUST

CORPORATE INFORMATION

- Company Profile ... 3
- Investor Information ... 4
- Research Coverage ... 5

FINANCIALS

- Key Financial Data ... 6
- Condensed Consolidated Balance Sheets ... 7
- Condensed Consolidated Statements of Income (Loss) ... 8
- Condensed Consolidated Statements of Income (Loss) (Additional Data) ... 9
- Debt Summary ... 10
- Debt Maturity Schedule ... 11
- Leverage Ratios, Coverage Ratios and Public Debt Covenants ... 12
- Summary of Capital Expenditures ... 13
- Office Portfolio Redevelopment Information as of March 31, 2022 ... 14
- Property Acquisitions / Dispositions Information Since January 1, 2022 ... 15
- Investments in Unconsolidated Joint Ventures ... 16
- Calculation and Reconciliation of NOI and Cash Basis NOI ... 18
- NOI and Cash Basis NOI ... 19
- Same Property NOI and Cash Basis NOI ... 20
- Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment ... 21
- Calculation and Reconciliation of EBITDA, EBITDAre and Adjusted EBITDAre ... 25
- Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders ... 26

PORTFOLIO INFORMATION

- Portfolio Summary by Geographic Diversification and Property Type ... 27
- Portfolio Summary ... 28
- SHOP Unit Count ... 29
- Rent Coverage and Occupancy ... 30
- Office Portfolio and Same Property - Results of Operations ... 31
- SHOP Segment and Same Property - Results of Operations ... 33
- SHOP Segment - Five Star Managed and Other Operator Managed Communities Results of Operations ... 34
- Office Portfolio Leasing Summary ... 35
- Tenants Representing 1% or More of Total Annualized Rental Income ... 36
- Office Portfolio Lease Expiration Schedule ... 37
- Non-Segment Lease Expiration Schedule ... 38

NON-GAAP FINANCIAL MEASURES AND CERTAIN DEFINITIONS ... 39

WARNING CONCERNING FORWARD-LOOKING STATEMENTS ... 43

DHC
Nasdaq Listed

Please refer to Non-GAAP Financial Measures and Certain Definitions beginning on page 39 for terms used throughout this document.

Supplemental Q1 2022 2

Supplemental Q1 2022 3 The Company: Diversified Healthcare Trust, or DHC, we, our or us, is a real estate investment trust, or REIT, which owns healthcare related properties, including medical office and life science buildings, senior living communities and wellness centers located throughout the U.S. DHC is included in 138 market indices and comprises more than 1% of the following indices as of March 31, 2022: BI North America Healthcare REIT Valuation Peers (BIHLCRNP), Bloomberg Real Estate Investment Trust Mid Cap Index (BBREMIDC), the Invesco S&P SmallCap 600 Pure Value ETF INAV Index (RZVIV) and the Invesco S&P SmallCap 600 Equal Weight ETF INAV Index (EWSCIV). Management: DHC is managed by The RMR Group (Nasdaq: RMR). RMR is an alternative asset management company that is focused on commercial real estate and related businesses. RMR primarily provides management services to publicly traded real estate companies, privately held real estate funds and real estate related operating businesses. As of March 31, 2022, RMR had more than $37 billion of real estate assets under management and the combined RMR managed companies had approximately $12 billion of annual revenues, nearly 2,200 properties and approximately 37,000 employees. We believe that being managed by RMR is a competitive advantage for DHC because of RMR’s depth of management and experience in the real estate industry. We also believe RMR provides management services to us at costs that are lower than we would have to pay for similar quality services if we were self managed. Corporate Headquarters: Two Newton Place 255 Washington Street, Suite 300 Newton, MA 02458-1634 (t) (617) 796-8350 Stock Exchange Listing: Nasdaq Trading Symbols: Common Shares: DHC Senior Unsecured Notes due 2042: DHCNI Senior Unsecured Notes due 2046: DHCNL Company Profile RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 4 Board of Trustees: John L. Harrington Lisa Harris Jones Daniel F. LePage Independent Trustee Lead Independent Trustee Independent Trustee David A. Pierce Jeffrey P. Somers Independent Trustee Independent Trustee Jennifer F. Francis Adam D. Portnoy Managing Trustee Chair of the Board & Managing Trustee Executive Officers: Jennifer F. Francis Richard W. Siedel, Jr. President and Chief Executive Officer Chief Financial Officer and Treasurer Contact Information: Investor Relations Inquiries Diversified Healthcare Trust Financial, investor and media inquiries should be directed to Two Newton Place Michael Kodesch, Director, Investor Relations, at 255 Washington Street, Suite 300 (617) 796-8234, or mkodesch@dhcreit.com Newton, MA 02458-1634 (t) (617) 796-8350 (email) info@dhcreit.com (website) www.dhcreit.com Investor Information RETURN TO TABLE OF CONTENTS 2601 Patriot Boulevard Glenview, IL

Research Coverage

Equity Research Coverage:

B. Riley Securities, Inc.
Bryan Maher
(646) 885-5423
bmaher@brileyfin.com

BofA Securities
Joshua Dennerlein
(646) 855-1681
joshua.dennerlein@bofa.com

Colliers Securities LLC
David Toti
(401) 488-4797
david.toti@colliers.com

JMP Securities
Aaron Hecht
(415) 835-3963
ahecht@jmpsecurities.com

RBC Capital Markets
Michael Carroll
(440) 715-2649
michael.carroll@rbccm.com

Rating Agencies:

Moody's Investors Service
Lori Marks
(212) 553-1098
lori.marks@moodys.com

S & P Global
Alan Zigman
(416) 507-2556
alan.zigman@spglobal.com

DHC is followed by the equity research analysts and its publicly held debt is rated by the rating agencies listed on this page. Please note that any opinions, estimates or forecasts regarding DHC's performance made by these analysts or agencies do not represent opinions, forecasts or predictions of DHC or its management. DHC does not by its reference on this page imply its endorsement of or concurrence with any information, conclusions or recommendations provided by any of these analysts or agencies.

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Supplemental Q1 2022
5

Key Financial Data

(dollars in thousands, except per share data)

	As of and For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Selected Balance Sheet Data:					
Total gross assets	$ 8,465,059	$ 8,361,321	$ 8,907,220	$ 8,972,324	$ 9,285,312
Total assets	$ 6,775,379	$ 6,623,514	$ 7,066,048	$ 7,179,852	$ 7,542,706
Total liabilities	$ 3,874,646	$ 3,961,124	$ 4,656,391	$ 4,674,703	$ 4,997,516
Total equity	$ 2,900,733	$ 2,662,390	$ 2,409,657	$ 2,505,149	$ 2,545,190
Selected Income Statement Data:					
Total revenues	$ 310,733	$ 336,731	$ 337,416	$ 346,341	$ 362,724
Net income (loss)	$ 240,423	$ 366,758	$ (88,004)	$ (32,645)	$ (66,183)
Net income (loss) attributable to common shareholders	$ 240,423	$ 365,585	$ (89,343)	$ (34,222)	$ (67,505)
NOI	$ 41,991	$ 63,015	$ 71,343	$ 81,709	$ 75,333
Adjusted EBITDAre	$ 38,897	$ 53,875	$ 63,080	$ 87,789	$ 73,203
FFO attributable to common shareholders	$ (23,170)	$ (19,270)	$ (13,799)	$ (1,525)	$ 3,698
Normalized FFO attributable to common shareholders	$ (21,901)	$ (16,495)	$ (9,449)	$ 12,215	$ 5,823
Per Common Share Data (basic and diluted):					
Net income (loss) attributable to common shareholders	$ 1.01	$ 1.54	$ (0.38)	$ (0.14)	$ (0.28)
FFO attributable to common shareholders	$ (0.10)	$ (0.08)	$ (0.06)	$ (0.01)	$ 0.02
Normalized FFO attributable to common shareholders	$ (0.09)	$ (0.07)	$ (0.04)	$ 0.05	$ 0.02
Dividends:					
Annualized dividend declared per common share	$ 0.04	$ 0.04	$ 0.04	$ 0.04	$ 0.04
Annualized dividend yield (at end of period)	1.3 %	1.3 %	1.2 %	1.0 %	0.8 %
Normalized FFO attributable to common shareholders payout ratio	(11.1)%	(14.3)%	(25.0)%	20.0 %	50.0 %



4700 North Hanley Road
St. Louis, MO

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Supplemental Q1 2022

6

Supplemental Q1 2022 7 March 31, 2022 December 31, 2021 Assets Real estate properties: Land $ 652,302 $ 741,501 Buildings and improvements 5,760,881 6,072,055 Total real estate properties, gross 6,413,183 6,813,556 Accumulated depreciation (1,689,680) (1,737,807) Total real estate properties, net 4,723,503 5,075,749 Investments in unconsolidated joint ventures 266,741 215,127 Cash and cash equivalents 732,058 634,848 Restricted cash 759,938 382,097 Acquired real estate leases and other intangible assets, net 40,231 48,746 Other assets, net 252,908 266,947 Total assets $ 6,775,379 $ 6,623,514 Liabilities and Shareholders' Equity Revolving credit facility $ 700,000 $ 800,000 Senior unsecured notes, net 2,808,467 2,806,811 Secured debt and finance leases, net 68,731 69,713 Accrued interest 45,579 29,845 Assumed real estate lease obligations, net 1,384 2,556 Other liabilities 250,485 252,199 Total liabilities 3,874,646 3,961,124 Commitments and contingencies Shareholders' equity: Common shares of beneficial interest, $.01 par value: 300,000,000 shares authorized, 238,988,296 and 238,994,894 shares issued and outstanding, respectively 2,390 2,390 Additional paid in capital 4,615,785 4,615,475 Cumulative net income 2,328,047 2,087,624 Cumulative distributions (4,045,489) (4,043,099) Total shareholders' equity 2,900,733 2,662,390 Total liabilities and shareholders' equity $ 6,775,379 $ 6,623,514 Condensed Consolidated Balance Sheets (dollars in thousands, except share data) RETURN TO TABLE OF CONTENTS 1305 Corporate Center Drive Eagan, MN

Supplemental Q1 2022 8 For the Three Months Ended March 31, 2022 2021 Revenues: Rental income $ 65,285 $ 102,758 Residents fees and services 245,448 259,966 Total revenues 310,733 362,724 Expenses: Property operating expenses 268,742 287,391 Depreciation and amortization 57,259 66,153 General and administrative 7,285 7,542 Acquisition and certain other transaction related costs 928 — Impairment of assets — (174) Total expenses 334,214 360,912 Gain (loss) on sale of properties 327,794 (122) Losses on equity securities, net (8,553) (8,339) Interest and other income (1) 395 2,835 Interest expense (including net amortization of debt premiums, discounts and issuance costs of $2,472 and $2,812, respectively) (57,131) (60,091) Loss on modification or early extinguishment of debt (483) (2,040) Income (loss) from continuing operations before income tax expense and equity in earnings of investees 238,541 (65,945) Income tax expense (1,472) (238) Equity in earnings of investees 3,354 — Net income (loss) 240,423 (66,183) Net income attributable to noncontrolling interest — (1,322) Net income (loss) attributable to common shareholders $ 240,423 $ (67,505) Weighted average common shares outstanding (basic) 238,149 237,834 Weighted average common shares outstanding (diluted) 238,198 237,834 Per common share data (basic and diluted): Net income (loss) attributable to common shareholders $ 1.01 $ (0.28) (1) See footnote on the following page. Condensed Consolidated Statements of Income (Loss) (amounts in thousands, except per share data) RETURN TO TABLE OF CONTENTS Five Star Premier Residences of Pompano Beach 1371 South Ocean Boulevard Pompano Beach, FL

Supplemental Q1 2022 9 For the Three Months Ended March 31, 2022 2021 Additional Data: General and administrative expenses / total assets (at end of period) 0.1% 0.1 % Non-cash straight line rent adjustments included in rental income $ 1,745 $ 804 Lease value amortization included in rental income $ (105) $ 1,866 Non-cash share based compensation $ 315 $ 228 Non-cash amortization included in property operating expenses $ 199 $ 199 Non-cash amortization included in general and administrative expenses $ 744 $ 744 CARES Act (1) $ 199 $ 2,433 Condensed Consolidated Statements of Income (Loss) (Additional Data) (dollars in thousands) RETURN TO TABLE OF CONTENTS (1) We recognized as other income funds received under the Coronavirus Aid, Relief, and Economic Security Act, or the CARES Act, in our SHOP segment of $199 and $2,433 during the three months ended March 31, 2022 and 2021, respectively. 11209 N. Tatum Boulevard Phoenix, AZ

Debt Summary

DIVERSIFIED HEALTHCARE TRUST

As of March 31, 2022

(dollars in thousands)

	Coupon Rate	Interest Rate	Principal Balance	Maturity Date	Due at Maturity	Years to Maturity
Floating Rate Debt:						
Revolving credit facility (1)	3.000%	3.000%	$ 700,000	1/15/2024	$ 700,000	1.8
Weighted average rate / total floating rate debt	**3.000%**	**3.000%**	**$ 700,000**		**$ 700,000**	**1.8**
Unsecured Fixed Rate Debt:						
Senior unsecured notes due 2024	4.750%	4.790%	$ 250,000	5/1/2024	$ 250,000	2.1
Senior unsecured notes due 2025 (2)	9.750%	9.750%	1,000,000	6/15/2025	1,000,000	3.2
Senior unsecured notes due 2028	4.750%	4.966%	500,000	2/15/2028	500,000	5.9
Senior unsecured notes due 2031	4.375%	4.375%	500,000	3/1/2031	500,000	8.9
Senior unsecured notes due 2042	5.625%	5.625%	350,000	8/1/2042	350,000	20.4
Senior unsecured notes due 2046	6.250%	6.250%	250,000	2/1/2046	250,000	23.9
Weighted average rate / total unsecured fixed rate debt	**6.678%**	**6.719%**	**$ 2,850,000**		**$ 2,850,000**	**8.5**
Weighted average rate / total floating and unsecured fixed rate debt	**5.952%**	**5.986%**	**$ 3,550,000**		**$ 3,550,000**	**7.2**
Secured Fixed Rate Debt:						
Mortgage - secured by 1 property (3)	6.280%	5.170%	$ 10,934	7/1/2022	$ 10,744	0.3
Mortgage - secured by 1 property	4.850%	3.790%	10,416	10/1/2022	10,287	0.5
Mortgage - secured by 2 properties	5.750%	5.110%	15,363	10/6/2022	15,182	0.5
Mortgage - secured by 1 property	6.640%	4.920%	15,085	6/1/2023	14,522	1.2
Finance leases - 2 properties	7.700%	7.700%	6,321	4/30/2026	155	4.1
Mortgage - secured by 1 property	4.444%	4.444%	10,178	7/1/2043	1,698	21.3
Weighted average rate / total secured fixed rate debt	**5.880%**	**5.017%**	**$ 68,297**		**$ 52,588**	**4.0**
Weighted average rate / total debt	**5.951%**	**5.967%**	**$ 3,618,297**		**$ 3,602,588**	**7.1**

(1) We pledged certain equity interests of subsidiaries owning properties to secure our obligations under the agreement governing our revolving credit facility, or our credit agreement, and provided first mortgage liens on 61 of our medical office and life science properties.
(2) We have the option to redeem all or a portion of our senior unsecured notes due 2025 at any time on or after June 15, 2022 at a set redemption price.
(3) We prepaid this mortgage in April 2022.

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Supplemental Q1 2022 11 $700,000 $250,000 $1,000,000 $500,000 $1,100,000 $38,229 $16,413 $1,834 $2,001 $904 $302 $315 $330 $346 $7,623 Floating Rate Debt Unsecured Fixed Rate Debt Secured Fixed Rate Debt 2022 2023 2024 2025 2026 2027 2028 2029 2030 Thereafter $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 Debt Maturity Schedule (1) (1) (4) (3) RETURN TO TABLE OF CONTENTS (dollars in thousands) As of March 31, 2022 (1) (1) Represents Secured Fixed Rate Debt payments. (2) We prepaid $10,934 of this debt in April 2022. (3) Represents outstanding borrowings under our revolving credit facility as of March 31, 2022. Pursuant to our credit agreement, the borrowing capacity under our revolving credit facility will be reduced to $586,373 as of January 2023 and as such, further repayment of our revolving credit facility may be required. (4) Includes $6,321 of finance lease obligations due through April 2026. (1) (1) (1) (1) (1) (1) (1) (2)

Leverage Ratios, Coverage Ratios and Public Debt Covenants

DIVERSIFIED HEALTHCARE TRUST

	As of and For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Leverage Ratios:					
Net debt / total gross assets	25.2%	32.3%	39.8%	38.9%	40.9%
Net debt / gross book value of real estate assets	31.3%	37.5%	43.0%	42.5%	46.0%
Secured debt / total assets	11.3%	13.1%	9.8%	9.6%	9.2%
Variable rate debt / net debt	32.9%	29.6%	22.6%	22.9%	21.1%
Coverage Ratios:					
Net debt / annualized Adjusted EBITDAre	13.5x	12.9x	13.9x	9.9x	12.9x
Adjusted EBITDAre / interest expense	0.7x	0.8x	1.0x	1.3x	1.2x

	As of and For the Trailing Twelve Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Public Debt Covenants:					
Maintenance Covenant					
Total unencumbered assets / unsecured debt - required minimum 150.0%	227.5%	238.7%	232.7%	231.8%	210.8%
Incurrence Covenants					
Total debt / adjusted total assets - allowable maximum 60.0%	42.2%	43.7%	47.8%	47.5%	49.2%
Secured debt / adjusted total assets - allowable maximum 40.0%	9.0%	10.2%	16.4%	16.3%	15.8%
Consolidated income available for debt service / debt service - required minimum 1.50x [1]	0.95x	1.07x	1.23x	1.31x	1.60x

(1) As of March 31, 2022, our ratio of consolidated income available for debt service to debt service was below the requirement under our revolving credit facility and our public debt covenants, and as a result, we are unable to incur additional debt until this ratio is at or above the required level on a pro forma basis.



28515 Westinghouse Place
Valencia, CA

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Supplemental Q1 2022

12

Supplemental Q1 2022 13 (dollars and sq. ft. in thousands, except per sq. ft. and unit data) Summary of Capital Expenditures RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Office Portfolio lease related costs $ 6,759 $ 15,941 $ 5,910 $ 10,044 $ 8,358 Office Portfolio building improvements 585 5,462 3,332 4,437 2,176 SHOP fixed assets and capital improvements 20,328 76,039 23,270 19,283 22,530 Recurring capital expenditures $ 27,672 $ 97,442 $ 32,512 $ 33,764 $ 33,064 Office Portfolio avg. sq. ft. during period 9,259 10,360 10,927 11,059 11,236 SHOP avg. units managed during period 25,217 25,385 25,424 26,193 26,966 Office Portfolio building improvements per avg. sq. ft. during period $ 0.06 $ 0.53 $ 0.30 $ 0.40 $ 0.19 SHOP fixed assets and capital improvements per avg. unit managed during period $ 806 $ 2,995 $ 915 $ 736 $ 835 Development, redevelopment and other activities - Office Portfolio $ 16,617 $ 11,022 $ 6,824 $ 9,689 $ 12,718 Development, redevelopment and other activities - SHOP 16,114 3,620 2,217 5,345 6,092 Total development, redevelopment and other activities $ 32,731 $ 14,642 $ 9,041 $ 15,034 $ 18,810

Supplemental Q1 2022 14 Project Location Type of Property Square Feet (1) Estimated Project Costs Total Costs Incurred as of March 31, 2022 Estimated Completion Date 4 Maguire Road Lexington, MA Life Science 54,633 $ 29.2 $ 27.9 Q3 2022 101 West Ponce De Leon Avenue Decatur, GA Medical Office 112,440 $ 8.1 $ 2.4 Q3 2022 1415 West 3rd Street Tempe, AZ Life Science 82,257 $ 11.0 $ 1.8 Q4 2022 10030 North MacArthur Boulevard Irving, TX Medical Office 94,137 $ 3.5 $ 0.1 Q1 2023 2141 K Street NW Washington, D.C. Medical Office 82,592 $ 56.5 $ 0.2 Q1 2025 (1) Represents estimated square footage upon project completion. Office Portfolio Redevelopment Information as of March 31, 2022 (dollars in millions) RETURN TO TABLE OF CONTENTS Rendering of 1415 West 3rd Street Tempe, AZ

Supplemental Q1 2022 15 Property Acquisitions / Dispositions Information Since January 1, 2022 Acquisitions: We have not acquired any properties since January 1, 2022. Dispositions: We have not disposed of any properties since January 1, 2022. Joint Venture Activity: Date Sold Location Type of Property Number of Properties DHC Ownership Retained Gross Proceeds 1/28/2022 Various Life Science / Medical Office 10 20% $ 653,300 (dollars in thousands) RETURN TO TABLE OF CONTENTS

Investments in Unconsolidated Joint Ventures (1)

DIVERSIFIED HEALTHCARE TRUST

As of March 31, 2022
(dollars in thousands)

Investments in Unconsolidated Joint Ventures

Joint Venture	Location	Type of Property	Number of Properties	Square Feet	Occupancy at March 31, 2022	Weighted Average Lease Term at March 31, 2022	DHC Ownership	DHC Carrying Value of Investment at March 31, 2022	Three Months Ended March 31, 2022 Joint Venture FFO	Three Months Ended March 31, 2022 Joint Venture EBITDAre
Seaport Innovation LLC	Boston, MA	Life Science	1	1,134,479	100%	6.8 years	20%	$ 216,416	$ 14,571	$ 20,126
The LSMD Fund REIT LLC	Various	Medical Office / Life Science	10	1,068,763	97%	6.3 years	20%	50,325	3,806 (2)	6,036 (2)
Total / Weighted Average			11	2,203,242	98%	6.6 years		$ 266,741	$ 18,377	$ 26,162

Unconsolidated Debt

Joint Venture	Secured Debt (3)	Coupon Rate	Maturity Date	Principal Balance at March 31, 2022 (4)	DHC Ownership	DHC Share of Principal Balance at March 31, 2022 (5)
Seaport Innovation LLC	Fixed Rate - 1 Property	3.530%	8/6/2026	$ 620,000	20%	$ 124,000
The LSMD Fund REIT LLC	Fixed Rate - 9 Properties	3.457%	2/11/2032	189,800	20%	37,960
The LSMD Fund REIT LLC	Variable Rate - 1 Property (6)	2.201%	2/9/2024	266,825	20%	53,365
Total / Weighted Average		3.188%		$ 1,076,625		$ 215,325

(1) Our property list, including properties owned by these unconsolidated joint ventures, is available on our website.
(2) Represents data for the period from January 28, 2022 (formation date of the joint venture) to March 31, 2022.
(3) The mortgage loans require interest-only payments until the respective maturity dates.
(4) Reflects the entire balance of the debt secured by the properties. We continue to provide certain guarantees on the debt secured by the Seaport Innovation LLC property.
(5) Reflects our proportionate share of the principal debt balances based on our ownership percentage of the joint ventures as of March 31, 2022.
(6) Original maturity date of February 9, 2024 is subject to three, one year extension options and requires interest to be paid at SOFR plus a premium of 1.90%. Interest rate is as of March 31, 2022. The joint venture has also purchased an interest rate cap through February 2024 with a SOFR strike rate equal to 4.00%.

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Supplemental Q1 2022 17 Investments in Unconsolidated Joint Ventures (continued) (1) (dollars in thousands) RETURN TO TABLE OF CONTENTS As of March 31, 2022 (1) Our property list, including properties owned by these unconsolidated joint ventures, is available on our website. (2) Based on the aggregate annualized rental income of our unconsolidated joint ventures as of March 31, 2022. A nn ua liz ed R en ta l In co m e Seaport Innovation LLC The LSMD Fund REIT LLC 2022 2023 2024 2025 2026 2027 2028 and thereafter $— $25,000 $50,000 $75,000 $100,000 Unconsolidated Joint Ventures Lease Expiration Schedule Number of Leases Expiring 21 8 11 17 14 3 33 % of Total Annualized Rental Income Expiring 2.8% 1.3% 4.2% 5.6% 2.3% 0.2% 83.6% Major Tenants of Unconsolidated Joint Ventures Joint Venture Tenant % of Annualized Rental Income of Joint Ventures Seaport Innovation LLC Vertex Pharmaceuticals Inc. 62.0% The LSMD Fund REIT LLC Cedars-Sinai Medical Center 10.9% The LSMD Fund REIT LLC Seattle Genetics, Inc. 2.7% The LSMD Fund REIT LLC Stryker Corporation 2.0% The LSMD Fund REIT LLC Complete Genomics, Inc. 1.9% Property Type (2) Geographic Diversification (2)

Calculation and Reconciliation of NOI and Cash Basis NOI

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

	For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Calculation of NOI and Cash Basis NOI:					
Revenues:					
Rental income	$ 65,285	$ 102,034	$ 101,403	$ 102,394	$ 102,758
Residents fees and services	245,448	234,697	236,013	243,947	259,966
Total revenues	310,733	336,731	337,416	346,341	362,724
Property operating expenses	(268,742)	(273,716)	(266,073)	(264,632)	(287,391)
NOI	41,991	63,015	71,343	81,709	75,333
Non-cash straight line rent adjustments included in rental income	(1,745)	(2,042)	(1,679)	(1,321)	(804)
Lease value amortization included in rental income	105	(1,648)	(1,848)	(1,849)	(1,866)
Non-cash amortization included in property operating expenses	(199)	(200)	(199)	(199)	(199)
Cash Basis NOI	$ 40,152	$ 59,125	$ 67,617	$ 78,340	$ 72,464
Reconciliation of Net Income (Loss) to NOI and Cash Basis NOI:					
Net income (loss)	$ 240,423	$ 366,758	$ (88,004)	$ (32,645)	$ (66,183)
Equity in earnings of investees	(3,354)	—	—	—	—
Income tax expense	1,472	406	595	191	238
Loss on modification or early extinguishment of debt	483	—	—	370	2,040
Interest expense	57,131	63,518	64,493	67,657	60,091
Interest and other income	(395)	(786)	(976)	(16,038)	(2,835)
Losses on equity investments, net	8,553	15,289	14,755	3,849	8,339
(Gain) loss on sale of properties	(327,794)	(461,434)	(200)	(30,760)	122
Impairment of assets	—	—	—	—	(174)
Acquisition and certain other transaction related costs	928	2,327	3,108	12,071	—
General and administrative	7,285	8,549	8,870	9,126	7,542
Depreciation and amortization	57,259	68,388	68,702	67,888	66,153
NOI	41,991	63,015	71,343	81,709	75,333
Non-cash straight line rent adjustments included in rental income	(1,745)	(2,042)	(1,679)	(1,321)	(804)
Lease value amortization included in rental income	105	(1,648)	(1,848)	(1,849)	(1,866)
Non-cash amortization included in property operating expenses	(199)	(200)	(199)	(199)	(199)
Cash Basis NOI	$ 40,152	$ 59,125	$ 67,617	$ 78,340	$ 72,464



The University of Kansas Health System
5799 Broadmoor Street
Mission, KS

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Supplemental Q1 2022 18

Supplemental Q1 2022 19 For the Three Months Ended 3/31/2022 3/31/2021 % Change NOI: Life Science $ 7,291 $ 32,088 (77.3) % Medical Office 24,259 29,942 (19.0) % Total Office Portfolio 31,550 62,030 (49.1) % SHOP 153 3,868 (96.0) % Non-Segment 10,288 9,435 9.0 % Total $ 41,991 $ 75,333 (44.3) % Cash Basis NOI: Life Science $ 6,449 $ 29,041 (77.8) % Medical Office 23,513 29,885 (21.3) % Total Office Portfolio 29,962 58,926 (49.2) % SHOP 153 3,868 (96.0) % Non-Segment 10,037 9,670 3.8 % Total $ 40,152 $ 72,464 (44.6) % NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS The Stratford Carmel, IN

Supplemental Q1 2022 20 Same Property NOI and Cash Basis NOI (dollars in thousands) RETURN TO TABLE OF CONTENTS For the Three Months Ended 3/31/2022 3/31/2021 % Change NOI: Life Science $ 6,367 $ 7,091 (10.2) % Medical Office 22,193 21,858 1.5 % Total Office Portfolio 28,560 28,949 (1.3) % SHOP 9,485 10,357 (8.4) % Non-Segment 10,092 9,435 7.0 % Total $ 48,137 $ 48,741 (1.2) % Cash Basis NOI: Life Science $ 5,765 $ 7,148 (19.3) % Medical Office 21,587 21,737 (0.7) % Total Office Portfolio 27,352 28,885 (5.3) % SHOP 9,485 10,357 (8.4) % Non-Segment 9,862 9,670 2.0 % Total $ 46,699 $ 48,912 (4.5) % 1145 19th Street NW Washington, D.C.

Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

Office Portfolio

	For the Three Months Ended				
Calculation of NOI and Cash Basis NOI:	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Rental income	$ 54,997	$ 89,950	$ 91,520	$ 92,804	$ 93,323
Property operating expenses	(23,447)	(32,313)	(32,386)	(31,321)	(31,293)
NOI	$ 31,550	$ 57,637	$ 59,134	$ 61,483	$ 62,030
NOI	$ 31,550	$ 57,637	$ 59,134	$ 61,483	$ 62,030
Less:					
Non-cash straight line rent adjustments included in rental income	1,511	1,827	1,800	1,597	1,083
Lease value amortization included in rental income	(122)	1,631	1,830	1,833	1,822
Non-cash amortization included in property operating expenses	199	200	199	199	199
Cash Basis NOI	$ 29,962	$ 53,979	$ 55,305	$ 57,854	$ 58,926
Reconciliation of NOI to Same Property NOI:					
NOI	$ 31,550	$ 57,637	$ 59,134	$ 61,483	$ 62,030
Less:					
NOI of properties not included in same property results	2,990	28,834	31,162	32,435	33,081
Same Property NOI	$ 28,560	$ 28,803	$ 27,972	$ 29,048	$ 28,949
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:					
Same Property NOI	$ 28,560	$ 28,803	$ 27,972	$ 29,048	$ 28,949
Less:					
Non-cash straight line rent adjustments included in rental income	1,166	1,209	923	347	101
Lease value amortization included in rental income	(132)	(144)	(137)	(135)	(135)
Non-cash amortization included in property operating expenses	174	99	99	99	98
Same Property Cash Basis NOI	$ 27,352	$ 27,639	$ 27,087	$ 28,737	$ 28,885

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Supplemental Q1 2022 21

Supplemental Q1 2022 22 Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued) RETURN TO TABLE OF CONTENTS (dollars in thousands) SHOP For the Three Months Ended Calculation of NOI and Cash Basis NOI: 3/31/2022 12/31/2021 9/30/2021 6/30/2021 3/31/2021 Residents fees and services $ 245,448 $ 234,697 $ 236,013 $ 243,947 $ 259,966 Property operating expenses (245,295) (241,403) (233,687) (233,311) (256,098) NOI / Cash Basis NOI $ 153 $ (6,706) $ 2,326 $ 10,636 $ 3,868 Reconciliation of NOI / Cash Basis NOI to Same Property NOI / Same Property Cash Basis NOI: NOI / Cash Basis NOI $ 153 $ (6,706) $ 2,326 $ 10,636 $ 3,868 Less: NOI / Cash Basis NOI of properties not included in same property results (9,332) (9,545) (5,000) (1,828) (6,489) Same Property NOI / Same Property Cash Basis NOI $ 9,485 $ 2,839 $ 7,326 $ 12,464 $ 10,357

Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued)

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

Non-Segment

	For the Three Months Ended				
Calculation of NOI and Cash Basis NOI:	**3/31/2022**	**12/31/2021**	**9/30/2021**	**6/30/2021**	**3/31/2021**
Rental income	$ 10,288	$ 12,084	$ 9,883	$ 9,590	$ 9,435
Property operating expenses	—	—	—	—	—
NOI	$ 10,288	$ 12,084	$ 9,883	$ 9,590	$ 9,435
NOI	$ 10,288	$ 12,084	$ 9,883	$ 9,590	$ 9,435
Less:					
Non-cash straight line rent adjustments included in rental income	234	215	(121)	(276)	(279)
Lease value amortization included in rental income	17	17	18	16	44
Non-cash amortization included in property operating expenses	—	—	—	—	—
Cash Basis NOI	$ 10,037	$ 11,852	$ 9,986	$ 9,850	$ 9,670
Reconciliation of NOI to Same Property NOI:					
NOI	$ 10,288	$ 12,084	$ 9,883	$ 9,590	$ 9,435
Less:					
NOI of properties not included in same property results	196	—	—	—	—
Same Property NOI	$ 10,092	$ 12,084	$ 9,883	$ 9,590	$ 9,435
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:					
Same Property NOI	$ 10,092	$ 12,084	$ 9,883	$ 9,590	$ 9,435
Less:					
Non-cash straight line rent adjustments included in rental income	213	215	(121)	(276)	(279)
Lease value amortization included in rental income	17	17	18	16	44
Non-cash amortization included in property operating expenses	—	—	—	—	—
Same Property Cash Basis NOI	$ 9,862	$ 11,852	$ 9,986	$ 9,850	$ 9,670

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Supplemental Q1 2022 23

Calculation and Reconciliation of NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI by Segment (continued)

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

Consolidated

	For the Three Months Ended				
Calculation of NOI and Cash Basis NOI:	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Rental income / residents fees and services	$ 310,733	$ 336,731	$ 337,416	$ 346,341	$ 362,724
Property operating expenses	(268,742)	(273,716)	(266,073)	(264,632)	(287,391)
NOI	$ 41,991	$ 63,015	$ 71,343	$ 81,709	$ 75,333
NOI	$ 41,991	$ 63,015	$ 71,343	$ 81,709	$ 75,333
Less:					
Non-cash straight line rent adjustments included in rental income	1,745	2,042	1,679	1,321	804
Lease value amortization included in rental income	(105)	1,648	1,848	1,849	1,866
Non-cash amortization included in property operating expenses	199	200	199	199	199
Cash Basis NOI	$ 40,152	$ 59,125	$ 67,617	$ 78,340	$ 72,464
Reconciliation of NOI to Same Property NOI:					
NOI	$ 41,991	$ 63,015	$ 71,343	$ 81,709	$ 75,333
Less:					
NOI of properties not included in same property results	(6,146)	19,289	26,162	30,607	26,592
Same Property NOI	$ 48,137	$ 43,726	$ 45,181	$ 51,102	$ 48,741
Reconciliation of Same Property NOI to Same Property Cash Basis NOI:					
Same Property NOI	$ 48,137	$ 43,726	$ 45,181	$ 51,102	$ 48,741
Less:					
Non-cash straight line rent adjustments included in rental income	1,379	1,424	802	71	(178)
Lease value amortization included in rental income	(115)	(127)	(119)	(119)	(91)
Non-cash amortization included in property operating expenses	174	99	99	99	98
Same Property Cash Basis NOI	$ 46,699	$ 42,330	$ 44,399	$ 51,051	$ 48,912

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Supplemental Q1 2022 24

Calculation and Reconciliation of EBITDA, EBITDA*re* and Adjusted EBITDA*re*

DIVERSIFIED HEALTHCARE TRUST

(dollars in thousands)

	For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Net income (loss)	$ 240,423	$ 366,758	$ (88,004)	$ (32,645)	$ (66,183)
Interest expense	57,131	63,518	64,493	67,657	60,091
Income tax expense	1,472	406	595	191	238
Depreciation and amortization	57,259	68,388	68,702	67,888	66,153
EBITDA	356,285	499,070	45,786	103,091	60,299
(Gain) loss on sale of properties	(327,794)	(461,434)	(200)	(30,760)	122
Impairment of assets	—	—	—	—	(174)
Equity in earnings of unconsolidated joint ventures	(3,354)	—	—	—	—
Share of EBITDA*re* from unconsolidated joint ventures	5,232	384	—	—	—
Adjustments to reflect our share of EBITDA*re* attributable to an equity method investment	(1,816)	(2,468)	(2,345)	(2,673)	2,310
EBITDA*re*	28,553	35,552	43,241	69,658	62,557
General and administrative expense paid in common shares	315	315	742	675	228
Acquisition and certain other transaction related costs	928	2,327	3,108	12,071	—
Loss on modification or early extinguishment of debt	483	—	—	370	2,040
Losses on equity securities, net	8,553	15,289	14,755	3,849	8,339
Adjustments to reflect our share of Adjusted EBITDA*re* attributable to an equity method investment	65	392	1,234	1,166	39
Adjusted EBITDA*re*	$ 38,897	$ 53,875	$ 63,080	$ 87,789	$ 73,203



Overture at Plano
Plano, TX

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Supplemental Q1 2022

25

Calculation and Reconciliation of FFO and Normalized FFO Attributable to Common Shareholders

DIVERSIFIED HEALTHCARE TRUST

(amounts in thousands, except per share data)

	For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Net income (loss) attributable to common shareholders	$ 240,423	$ 365,585	$ (89,343)	$ (34,222)	$ (67,505)
Depreciation and amortization	57,259	68,388	68,702	67,888	66,153
(Gain) loss on sale of properties	(327,794)	(461,434)	(200)	(30,760)	122
Impairment of assets	—	—	—	—	(174)
Losses on equity securities, net	8,553	15,289	14,755	3,849	8,339
FFO adjustments attributable to noncontrolling interest	—	(4,763)	(5,273)	(5,275)	(5,273)
Equity in earnings of unconsolidated joint ventures	(3,354)	—	—	—	—
Share of FFO from unconsolidated joint ventures	3,675	273	—	—	—
Adjustments to reflect our share of FFO attributable to an equity method investment	(1,932)	(2,608)	(2,440)	(3,005)	2,036
FFO attributable to common shareholders	(23,170)	(19,270)	(13,799)	(1,525)	3,698
Acquisition and certain other transaction related costs	928	2,327	3,108	12,071	—
Loss on modification or early extinguishment of debt	483	—	—	370	2,040
Adjustments to reflect our share of Normalized FFO attributable to an equity method investment	(142)	448	1,242	1,299	85
Normalized FFO attributable to common shareholders	$ (21,901)	$ (16,495)	$ (9,449)	$ 12,215	$ 5,823
Weighted average common shares outstanding (basic)	238,149	238,149	238,008	237,871	237,834
Weighted average common shares outstanding (diluted)	238,198	238,149	238,008	237,871	237,834
Per Common Share Data (basic and diluted):					
Net income (loss) attributable to common shareholders	$ 1.01	$ 1.54	$ (0.38)	$ (0.14)	$ (0.28)
FFO attributable to common shareholders	$ (0.10)	$ (0.08)	$ (0.06)	$ (0.01)	$ 0.02
Normalized FFO attributable to common shareholders	$ (0.09)	$ (0.07)	$ (0.04)	$ 0.05	$ 0.02



Morningside of Belmont
1710 Magnolia Boulevard
Nashville, TN

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Supplemental Q1 2022 26

Supplemental Q1 2022 27 (based on Gross Book Value of Real Estate Assets as of March 31, 2022) (1) Senior living communities are categorized by the type of living units which constitute a majority of the living units at the community. (2) Memory care communities are classified as assisted living communities. Portfolio Summary by Geographic Diversification and Property Type Geographic Diversification RETURN TO TABLE OF CONTENTS Property Type(1) (2) (based on Q1 2022 Same Property NOI)

Supplemental Q1 2022 28 Portfolio Summary RETURN TO TABLE OF CONTENTS (dollars in thousands, except investment per square foot or unit) As of March 31, 2022 Number of Properties Square Feet or Number of Units Gross Book Value of Real Estate Assets % of Total Gross Book Value of Real Estate Assets Investment Per Square Foot or Unit % of Q1 2022 Total Revenues % of Q1 2022 Total NOI Q1 2022 Q1 2022 Revenues NOI Life science 23 2,532,837 $ 694,933 10.2% $ 274 $ 13,759 4.4% $ 7,291 17.4 % Medical office 81 6,191,494 1,475,823 21.8% $ 238 41,238 13.3% 24,259 57.7 % Subtotal Office Portfolio 104 8,724,331 sq. ft. 2,170,756 32.0% $ 249 54,997 17.7% 31,550 75.1 % SHOP 234 25,088 units 4,190,563 61.7% $ 167,035 245,448 79.0% 153 0.4 % Triple net leased senior living communities 30 2,424 units 252,906 3.7% $ 104,334 6,470 2.1% 6,470 15.4 % Wellness centers 10 812,000 sq. ft. 178,110 2.6% $ 219 3,818 1.2% 3,818 9.1 % Total 378 $ 6,792,335 100.0% $ 310,733 100.0% $ 41,991 100.0%

Supplemental Q1 2022 29 SHOP Unit Count Assisted Living units: 10,444: 42% Independent Living and Active Adult units: 10,417: 42% SNF units: 1,394: 5% Memory Care units: 2,833: 11% RETURN TO TABLE OF CONTENTS SHOP Unit Count as of March 31, 2022 Assisted Living units: 6,451: 36% Independent Living and Active Adult units: 9,857: 55% Memory Care units: 1,591: 9% Assisted Living units: 3,993: 56% Independent Living units: 560: 8% SNF units: 1,394: 19% Memory Care units: 1,242: 17% Five Star Managed Communities Unit Count as of March 31, 2022 Other Operator Managed Communities Unit Count as of March 31, 2022

Supplemental Q1 2022 30 Rent Coverage and Occupancy Rent Coverage (1): For the Twelve Months Ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Triple net leased senior living communities 1.21 x 1.21 x 1.27 x 1.38 x 1.48 x Wellness centers 1.12 x 1.23 x 1.17 x 0.94 x 0.91 x Total 1.18 x 1.21 x 1.24 x 1.24 x 1.26 x Occupancy - Triple net leased senior living communities (1): For the Twelve Months Ended 12/31/2021 9/30/2021 6/30/2021 3/31/2021 12/31/2020 Occupancy 77.4% 76.5% 76.3% 77.7% 80.6 % Same Property Occupancy (2) 77.4% 76.5% 76.3% 77.7% 80.6 % RETURN TO TABLE OF CONTENTS (1) All tenant operating data presented is based upon the operating results provided by our tenants for the indicated periods. We report our operating data one quarter in arrears as this is the most recent prior period for which tenant operating results are available to us from our tenants. We have not independently verified tenant operating data. (2) Same property occupancy includes those properties classified as same property for the three months ended March  31, 2022 for all periods presented. The Stratford Carmel, IN

Office Portfolio and Same Property - Results of Operations

DIVERSIFIED HEALTHCARE TRUST

Three Months Ended March 31, 2022 and 2021

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended March 31, 2022			As of and For the Three Months Ended March 31, 2021		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	23	81	104	32	90	122
Square Feet	2,533	6,191	8,724	4,328	6,862	11,190
Occupancy	94.0 %	87.3 %	89.3 %	95.2 %	90.5 %	92.3 %
Rental Income	$ 13,759	$ 41,238	$ 54,997	$ 44,015	$ 49,308	$ 93,323
NOI	$ 7,291	$ 24,259	$ 31,550	$ 32,088	$ 29,942	$ 62,030
Cash Basis NOI	$ 6,449	$ 23,513	$ 29,962	$ 29,041	$ 29,885	$ 58,926
NOI Margin %	53.0 %	58.8 %	57.4 %	72.9 %	60.7 %	66.5 %
Cash Basis NOI Margin %	49.7 %	57.9 %	55.9 %	70.7 %	60.5 %	65.2 %
NOI % Change	(77.3)%	(19.0)%	(49.1)%			
Cash Basis NOI % Change	(77.8)%	(21.3)%	(49.2)%			

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended March 31, 2022			As of and For the Three Months Ended March 31, 2021		
	Life Science	Medical Office	Total Office Portfolio	Life Science	Medical Office	Total Office Portfolio
Number of Buildings	18	77	95	18	77	95
Square Feet	2,210	5,810	8,020	2,210	5,810	8,020
Occupancy	93.1 %	92.2 %	92.5 %	98.7 %	90.5 %	92.8 %
Rental Income	$ 11,496	$ 36,932	$ 48,428	$ 11,857	$ 36,266	$ 48,123
NOI	$ 6,367	$ 22,193	$ 28,560	$ 7,091	$ 21,858	$ 28,949
Cash Basis NOI	$ 5,765	$ 21,587	$ 27,352	$ 7,148	$ 21,737	$ 28,885
NOI Margin %	55.4 %	60.1 %	59.0 %	59.8 %	60.3 %	60.2 %
Cash Basis NOI Margin %	52.8 %	59.2 %	57.7 %	59.9 %	60.0 %	60.0 %
NOI % Change	(10.2)%	1.5 %	(1.3)%			
Cash Basis NOI % Change	(19.3)%	(0.7)%	(5.3)%			

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Supplemental Q1 2022

31

Office Portfolio and Same Property - Results of Operations (continued)

DIVERSIFIED HEALTHCARE TRUST

Trailing Five Quarters

OFFICE PORTFOLIO - RESULTS OF OPERATIONS

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Number of Buildings	104	116	118	118	122
Square Feet	8,724	9,793	10,927	10,927	11,190
Occupancy	89.3 %	91.3 %	91.3 %	91.0 %	92.3 %
Rental Income	$ 54,997	$ 89,950	$ 91,520	$ 92,804	$ 93,323
NOI	$ 31,550	$ 57,637	$ 59,134	$ 61,483	$ 62,030
Cash Basis NOI	$ 29,962	$ 53,979	$ 55,305	$ 57,854	$ 58,926
NOI Margin %	57.4 %	64.1 %	64.6 %	66.3 %	66.5 %
Cash Basis NOI Margin %	55.9 %	62.4 %	62.9 %	64.7 %	65.2 %
Sequential NOI % Change	(45.3)%	(2.5)%	(3.8)%	(0.9)%	
Sequential Cash Basis NOI % Change	(44.5)%	(2.4)%	(4.4)%	(1.8)%	
Year Over Year NOI % Change	(49.1)%				
Year Over Year Cash Basis NOI % Change	(49.2)%				

OFFICE PORTFOLIO SAME PROPERTY - RESULTS OF OPERATIONS (1)

(dollars and sq. ft. in thousands)

	As of and For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Number of Buildings	95	95	95	95	95
Square Feet	8,020	8,020	8,020	8,020	8,020
Occupancy	92.5 %	92.4 %	91.5 %	91.8 %	92.8 %
Rental Income	$ 48,428	$ 48,467	$ 47,517	$ 48,213	$ 48,123
NOI	$ 28,560	$ 28,803	$ 27,972	$ 29,048	$ 28,949
Cash Basis NOI	$ 27,352	$ 27,639	$ 27,087	$ 28,737	$ 28,885
NOI Margin %	59.0 %	59.4 %	58.9 %	60.2 %	60.2 %
Cash Basis NOI Margin %	57.7 %	58.3 %	58.0 %	59.9 %	60.0 %
Sequential NOI % Change	(0.8)%	3.0 %	(3.7)%	0.3 %	
Sequential Cash Basis NOI % Change	(1.0)%	2.0 %	(5.7)%	(0.5)%	
Year Over Year NOI % Change	(1.3)%				
Year Over Year Cash Basis NOI % Change	(5.3)%				

(1) Same property includes those properties classified as same property for the three months ended March 31, 2022 for all periods presented.

RETURN TO TABLE OF CONTENTS Supplemental Q1 2022 32

SHOP Segment and Same Property - Results of Operations

DIVERSIFIED HEALTHCARE TRUST

Trailing Five Quarters

SHOP SEGMENT - RESULTS OF OPERATIONS

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Number of Properties	234	235	235	235	235
Number of Units	25,088	25,345	25,424	25,423	26,963
Occupancy	73.0 %	72.5 %	71.3 %	70.9 %	69.5 %
Average Monthly Rate	$ 4,472	$ 4,189	$ 4,234	$ 4,307	$ 4,623
Year Over Year Average Monthly Rate % Change	(3.3)%				
Residents Fees and Services	$ 245,448	$ 234,697	$ 236,013	$ 243,947	$ 259,966
Property Operating Expenses	(245,295)	(241,403)	(233,687)	(233,311)	(256,098)
NOI	$ 153	$ (6,706)	$ 2,326	$ 10,636	$ 3,868
NOI Margin %	0.1 %	(2.9)%	1.0 %	4.4 %	1.5 %
Sequential NOI % Change	102.3 %	(388.3)%	(78.1)%	175.0 %	
Year Over Year NOI % Change	(96.0)%				

SHOP SEGMENT SAME PROPERTY - RESULTS OF OPERATIONS [(1)]

(dollars in thousands, except average monthly rate)

	As of and For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Number of Properties	120	120	120	120	120
Number of Units	17,899	17,899	17,899	17,899	17,899
Occupancy	74.1 %	74.1 %	73.4 %	72.9 %	72.7 %
Average Monthly Rate	$ 4,084	$ 3,833	$ 3,937	$ 4,018	$ 4,051
Year Over Year Average Monthly Rate % Change	0.8 %				
Residents Fees and Services	$ 162,540	$ 155,794	$ 158,512	$ 168,655	$ 185,317
Property Operating Expenses	(153,055)	(152,955)	(151,186)	(156,191)	(174,960)
NOI	$ 9,485	$ 2,839	$ 7,326	$ 12,464	$ 10,357
NOI Margin %	5.8 %	1.8 %	4.6 %	7.4 %	5.6 %
Sequential NOI % Change	234.1 %	(61.2)%	(41.2)%	20.3 %	
Year Over Year NOI % Change	(8.4)%				

(1) Same property includes those properties classified as same property for the three months ended March 31, 2022 for all periods presented.

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Supplemental Q1 2022

33

Supplemental Q1 2022 34RETURN TO TABLE OF CONTENTS SHOP SEGMENT - RESULTS OF OPERATIONS (dollars in thousands, except average monthly rate) As of and For the Three Months Ended March 31, 2022 As of and For the Three Months Ended March 31, 2021 Five Star Managed Communities Other Operator Managed Communities Total SHOP Segment Five Star Managed Communities Other Operator Managed Communities(1) Total SHOP Segment Number of Properties 120 114 234 120 115 235 Number of Units 17,899 7,189 25,088 19,438 7,525 26,963 Occupancy 74.1% 70.3% 73.0% 71.0% 65.6% 69.5 % Average Monthly Rate $ 4,084 $ 5,496 $ 4,472 $ 4,479 $ 5,028 $ 4,623 Average Monthly Rate % Change (8.8) % 9.3% (3.3) % Residents Fees and Services $ 162,547 $ 82,901 $ 245,448 $ 185,468 $ 74,498 $ 259,966 Property Operating Expenses (153,084) (92,211) (245,295) (174,819) (81,279) (256,098) NOI $ 9,463 $ (9,310) $ 153 $ 10,649 $ (6,781) $ 3,868 NOI Margin % 5.8% (11.2) % 0.1% 5.7% (9.1) % 1.5 % NOI % Change (11.1) % (37.3) % (96.0) % SHOP Segment - Five Star Managed and Other Operator Managed Communities Results of Operations Three Months Ended March 31, 2022 and 2021 (1) Five Star managed 108 of these communities during the three months ended March 31, 2021.

Office Portfolio Leasing Summary (1) (2)

DIVERSIFIED HEALTHCARE TRUST

(dollars and sq. ft. in thousands, except per sq. ft. data)

	As of and For the Three Months Ended				
	3/31/2022	12/31/2021	9/30/2021	6/30/2021	3/31/2021
Buildings	104	116	118	118	122
Total square feet	8,724	9,793	10,927	10,927	11,190
Occupancy	89.3 %	91.3 %	91.3 %	91.0 %	92.3 %
Leasing Activity (sq. ft.):					
New leases	120	171	101	65	152
Renewals	81	1,181	271	567	60
Total	201	1,352	372	632	212
Rental Rate on New and Renewed Leases per Sq. Ft.:					
New leases	$ 25.72	$ 42.97	$ 58.73	$ 45.63	$ 66.99
Renewals	$ 29.64	$ 21.11	$ 29.76	$ 38.05	$ 34.96
Average net annual rent	$ 27.30	$ 23.88	$ 37.61	$ 38.83	$ 57.89
Leasing Costs and Concession Commitments:					
New leases	$ 11,330	$ 19,189	$ 15,645	$ 5,191	$ 32,250
Renewals	1,208	16,422	8,647	21,241	558
Total	$ 12,538	$ 35,611	$ 24,292	$ 26,432	$ 32,808
Leasing Costs and Concession Commitments per Sq. Ft.:					
New leases	$ 94.34	$ 112.31	$ 155.24	$ 80.38	$ 211.93
Renewals	$ 14.91	$ 13.90	$ 31.87	$ 37.43	$ 9.24
All new and renewed leases	$ 62.35	$ 26.33	$ 65.28	$ 41.82	$ 154.32
Weighted Average Lease Term (years):					
New leases	9.9	10.0	9.1	9.3	11.0
Renewals	4.1	9.0	7.5	9.1	8.7
All new and renewed leases	7.4	9.3	8.2	9.1	10.6
Leasing Costs and Concession Commitments per Sq. Ft. per Year:					
New leases	$ 9.52	$ 11.24	$ 17.09	$ 8.60	$ 19.31
Renewals	$ 3.62	$ 1.54	$ 4.25	$ 4.13	$ 1.06
All new and renewed leases	$ 8.45	$ 2.84	$ 7.99	$ 4.60	$ 14.57



1145 19th Street NW
Washington, D.C.

(1) The leasing summary on this page is based on leases entered into during the periods indicated.
(2) Effective as of the date of deconsolidation, excludes properties owned by the unconsolidated joint ventures in which we own an equity interest. See pages 16 and 17 for additional information regarding our joint ventures.

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Supplemental Q1 2022
35

Tenants Representing 1% Or More of Total Annualized Rental Income

DIVERSIFIED HEALTHCARE TRUST

As of March 31, 2022

(dollars in thousands)

	Tenant	Facility Type		Annualized Rental Income	% of Annualized Rental Income	Expiration
1	Advocate Aurora Health	Medical office	$	16,939	6.3%	2026-2031
2	Brookdale Senior Living, Inc.	Senior living		9,147	3.4%	2032
3	Life Time Athletic	Wellness center		9,105	3.4%	2040
4	Surgalign Holdings, Inc.	Life science		6,694	2.5%	2034
5	Starmark Holdings, LLC	Wellness center		6,100	2.3%	2028
6	Medtronic, Inc.	Medical office		5,708	2.1%	2022 - 2023
7	IQVIA Holdings Inc.	Life science		5,365	2.0%	2023
8	Prometheus Biosciences, Inc.	Life science		5,211	1.9%	2033
9	Stratford Retirement, LLC	Senior living		5,038	1.9%	2033
10	Boston Children's Hospital	Medical office		4,785	1.8%	2028
11	KSQ Therapeutics, Inc. (1)	Life science		4,779	1.8%	2032
12	Sonova Holding AG	Life science		4,591	1.7%	2024
13	Oaks Senior Living, LLC	Senior living		4,523	1.7%	2024 - 2030
14	Magellan Health Inc.	Medical office		4,516	1.7%	2025
15	Stellar Senior Living, LLC	Senior living		4,319	1.6%	2027
16	Abbvie Inc.	Life science		3,969	1.5%	2027
17	United Healthcare Services, Inc.	Medical office		3,924	1.5%	2026
18	Cigna Holding Co.	Medical office		3,914	1.5%	2024
19	Caremark, L.L.C.	Medical office		3,882	1.4%	2022 - 2025
20	Duke University	Medical office		3,834	1.4%	2024
21	Tokio Marine Holdings Inc.	Medical office		3,818	1.4%	2022 - 2033
22	PerkinElmer Health Sciences, Inc.	Life science		3,681	1.4%	2028
23	HCA Holdings Inc.	Medical office		3,405	1.3%	2023-2027
24	New York University	Medical office		3,239	1.2%	2022-2027
25	McKesson Corporation	Medical office		3,143	1.2%	2024-2028
26	Ultragenyx Pharmaceutical Inc.	Life science		3,098	1.1%	2026
27	Hawai'i Pacific Health	Medical office		3,060	1.1%	2024-2029
28	Virginia Premier Health Plan, Inc.	Medical office		2,936	1.1%	2032
	All Other Tenants (2)			127,005	46.8%	2022 - 2043
	Total Tenants		$	269,728	100.0%	

(1) In July 2021, we entered into a 10-year lease with KSQ Therapeutics, Inc. The lease relates to an ongoing redevelopment of a property we own in Lexington, MA. The term of the lease commences upon our delivery of the completed space, which is estimated to occur in the third quarter of 2022.

(2) Includes NOI for the three months ended March 31, 2022, annualized, from senior living communities in our SHOP segment.

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Supplemental Q1 2022

36

Supplemental Q1 2022 37 Office Portfolio Lease Expiration Schedule RETURN TO TABLE OF CONTENTS (dollars in thousands) As of March 31, 2022 Office Portfolio Annualized Rental Income Expiring Year Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2022 $ 19,222 8.7% 8.7% 2023 17,185 7.8% 16.5% 2024 26,620 12.1% 28.6% 2025 16,337 7.4% 36.0% 2026 23,588 10.7% 46.7% 2027 17,089 7.8% 54.5% 2028 21,717 9.9% 64.4% 2029 10,206 4.6% 69.0% 2030 7,710 3.5% 72.5% 2031 and thereafter 60,586 27.5% 100.0% Total $ 220,260 100.0% Average remaining lease term for our office portfolio (weighted by annualized rental income): 5.8 years Office Portfolio Square Feet with Leases Expiring Year Leased Square Feet Expiring % of Total Leased Square Feet Expiring Cumulative % of Total Leased Square Feet Expiring 2022 758,676 9.7% 9.7% 2023 658,560 8.5% 18.2% 2024 978,491 12.6% 30.8% 2025 692,919 8.9% 39.7% 2026 792,127 10.2% 49.9% 2027 682,386 8.8% 58.7% 2028 861,190 11.1% 69.8% 2029 321,870 4.1% 73.9% 2030 388,369 5.0% 78.9% 2031 and thereafter 1,653,451 21.1% 100.0% Total 7,788,039 100.0% 7555 Innovation Way Mason, OH

Supplemental Q1 2022 38 Non-Segment Annualized Rental Income Expiring Year Number of Properties Number of Units or Square Feet Annualized Rental Income Expiring % of Total Annualized Rental Income Expiring Cumulative % of Total Annualized Rental Income Expiring 2022 — — $ — —% —% 2023 — — — —% —% 2024 2 180 units 2,885 6.7% 6.7% 2025 — — — —% 6.7% 2026 — — — —% 6.7% 2027 4 534 units 4,319 10.0% 16.7% 2028 6 354,000 sq. ft. 6,100 14.2% 30.9% 2029 1 155 units 547 1.3% 32.2% 2030 3 367 units 5,134 11.9% 44.1% 2031 and thereafter 24 1,188 units and 458,000 sq. ft. 24,074 55.9% 100.0% Total 40 $ 43,059 100.0% Non-Segment Lease Expiration Schedule As of March 31, 2022 (dollars in thousands) RETURN TO TABLE OF CONTENTS

Non-GAAP Financial Measures and Certain Definitions

DIVERSIFIED HEALTHCARE TRUST

Non-GAAP Financial Measures

We present certain "non-GAAP financial measures" within the meaning of applicable rules of the SEC, including net operating income, or NOI, Cash Basis NOI, same property NOI, same property Cash Basis NOI, earnings before interest, income tax, depreciation and amortization, or EBITDA, EBITDA for real estate, or EBITDA*re*, Adjusted EBITDA*re*, funds from operations attributable to common shareholders, or FFO attributable to common shareholders, and normalized funds from operations attributable to common shareholders, or Normalized FFO attributable to common shareholders. These measures do not represent cash generated by operating activities in accordance with GAAP and should not be considered alternatives to net income (loss) or net income (loss) attributable to common shareholders as indicators of our operating performance or as measures of our liquidity. These measures should be considered in conjunction with net income (loss) and net income (loss) attributable to common shareholders as presented in our condensed consolidated statements of income (loss). We consider these non-GAAP measures to be appropriate supplemental measures of operating performance for a REIT, along with net income (loss) and net income (loss) attributable to common shareholders. We believe these measures provide useful information to investors because by excluding the effects of certain historical amounts, such as depreciation and amortization, they may facilitate a comparison of our operating performance between periods and with other REITs and, in the case of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI, reflecting only those income and expense items that are generated and incurred at the property level may help both investors and management to understand the operations of our properties.

NOI, Cash Basis NOI, Same Property NOI and Same Property Cash Basis NOI

The calculations of NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI exclude certain components of net income (loss) in order to provide results that are more closely related to our property level results of operations. We calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI as shown on pages 18 through 24. We define NOI as income from our real estate less our property operating expenses. NOI excludes amortization of capitalized tenant improvement costs and leasing commissions that we record as depreciation and amortization. We define Cash Basis NOI as NOI excluding non-cash straight line rent adjustments, lease value amortization, lease termination fee amortization, if any, and non-cash amortization included in property operating expenses. We calculate same property NOI and same property Cash Basis NOI in the same manner that we calculate the corresponding NOI and Cash Basis NOI amounts, except that we only include same properties in calculating same property NOI and same property Cash Basis NOI. We use NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI to evaluate individual and company wide property level performance. Other real estate companies and REITs may calculate NOI, Cash Basis NOI, same property NOI and same property Cash Basis NOI differently than we do.

EBITDA, EBITDA*re* and Adjusted EBITDA*re*

We calculate EBITDA, EBITDA*re* and Adjusted EBITDA*re* as shown on page 25. EBITDA*re* is calculated on the basis defined by the National Association of Real Estate Investment Trusts, or Nareit, which is EBITDA, excluding gains or losses on the sale of properties, equity in earnings or losses of unconsolidated joint ventures, impairment of assets, if any, and including adjustments to reflect our proportionate share of EBITDA*re* of our equity method investment in AlerisLife and our proportionate share of EBITDA*re* from our unconsolidated joint ventures, as well as certain other adjustments currently not applicable to us. In calculating Adjusted EBITDA*re*, we adjust for the items shown on page 25. Other real estate companies and REITs may calculate EBITDA, EBITDA*re* and Adjusted EBITDA*re* differently than we do.

FFO and Normalized FFO Attributable to Common Shareholders

We calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders as shown on page 26. FFO attributable to common shareholders is calculated on the basis defined by Nareit, which is net income (loss) attributable to common shareholders, calculated in accordance with GAAP, excluding any gain or loss on sale of properties, equity in earnings or losses of unconsolidated joint ventures, loss on impairment of real estate assets, gains or losses on equity securities, net, if any, including adjustments to reflect our proportionate share of FFO of our equity method investment in AlerisLife and our proportionate share of FFO from our unconsolidated joint ventures, plus real estate depreciation and amortization of consolidated properties and minus FFO adjustments attributable to noncontrolling interest, as well as certain other adjustments currently not applicable to us. In calculating Normalized FFO attributable to common shareholders, we adjust for the items shown on page 26 including similar adjustments for our unconsolidated joint ventures, if any. FFO attributable to common shareholders and Normalized FFO attributable to common shareholders are among the factors considered by our Board of Trustees when determining the amount of distributions to our shareholders. Other factors include, but are not limited to, requirements to maintain our qualification for taxation as a REIT, limitations in the agreements governing our debt, the availability to us of debt and equity capital, our expectation of our future capital requirements and operating performance, and our expected needs for and availability of cash to pay our obligations. Other real estate companies and REITs may calculate FFO attributable to common shareholders and Normalized FFO attributable to common shareholders differently than we do.

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Supplemental Q1 2022 39

Supplemental Q1 2022 40 Adjusted total assets Adjusted total assets is the original cost of real estate assets calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and excludes accounts receivable and intangible assets. AlerisLife AlerisLife means AlerisLife Inc. Annualized dividend yield Annualized dividend yield is the annualized dividend declared during the applicable period divided by the closing price of DHC's common shares on The Nasdaq Stock Market LLC at the end of the relevant period. Annualized rental income Annualized rental income is based on rents pursuant to existing leases as of March 31, 2022. Annualized rental income includes estimated percentage rents, straight line rent adjustments and estimated recurring expense reimbursements for certain net and modified gross leases; excludes lease value amortization at certain of our medical office and life science properties and wellness centers. Annualized rental income amounts for our medical office and life science properties also exclude 100% of rents pursuant to existing leases as of March 31, 2022 from the medical office and life science properties owned by unconsolidated joint ventures in which we own an equity interest. Average monthly rate Average monthly rate is calculated by taking the average daily rate, which is defined as total residents fees and services divided by occupied units during the period, and multiplying it by 30 days. Building improvements Building improvements generally include expenditures to replace obsolete building components that extend the useful life of existing assets or other improvements to increase the marketability of the property. Cash basis NOI margin % Cash basis NOI margin % is defined as cash basis NOI as a percentage of cash basis rental income. Cash basis rental income excludes non-cash straight line rent adjustments, lease value amortization and lease termination fee amortization, if any. Consolidated income available for debt service Consolidated income available for debt service is earnings from operations excluding interest expense, depreciation and amortization, taxes, loss on asset impairment, gains or losses on equity securities, gains or losses on sales of properties, modification or early extinguishment of debt and equity in earnings or losses of unconsolidated joint ventures and including distributions from our unconsolidated joint ventures, determined together with debt service for the applicable period. Coupon rate Coupon rate is the interest rate stated in, or determined pursuant to, the contract terms. Development, redevelopment and other activities Development, redevelopment and other activities generally include capital expenditures that reposition a property or result in new sources of revenue. From time to time we invest in revenue producing capital improvements at certain of our triple net leased senior living communities. As a result, annual rents payable to us increase pursuant to the terms of the applicable leases. These capital improvements are not included in our development, redevelopment and other activities. Estimated completion date Estimated completion date can depend on various factors, including when lease agreements are signed with tenants. Therefore, the actual completion date may vary. Estimated project costs Estimated project costs include estimated leasing capital up to stabilization. Five Star Five Star, or Five Star Senior Living, is an operating division of AlerisLife. Five Star managed communities Five Star managed communities are the 120 senior living communities in our SHOP segment that Five Star manages pursuant to our June 2021 amended management agreements with Five Star. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 41 GAAP GAAP is U.S. generally accepted accounting principles. Gross book value of real estate assets Gross book value of real estate assets is real estate assets at cost plus certain acquisition costs, before depreciation and purchase price allocations, less impairment writedowns, if any. Gross purchase price Gross purchase price includes assumed debt, if any, and excludes acquisition costs and purchase price allocation adjustments, if any. Gross sales price Gross sales price excludes closing costs. Incurrence covenants Incurrence covenants are financial covenants which we are required to comply with in order to incur additional debt under our revolving credit facility and the indentures governing our senior unsecured notes. Interest rate Interest rate includes the effect of mark to market accounting for certain assumed mortgages and premiums and discounts on certain mortgages and unsecured notes; excludes effects of debt issuance costs and the 30 basis points facility fee on our revolving credit facility. Investment per square foot or unit Investment per square foot or unit represents gross book value of real estate assets divided by number of rentable square feet or living units, as applicable, at March 31, 2022. Lease related costs Lease related costs generally include capital expenditures to improve tenants’ space or amounts paid directly to tenants to improve their space and leasing related costs, such as brokerage commissions and tenant inducements. Leasing costs and concession commitments Leasing costs and concession commitments include commitments made for leasing expenditures and concessions, such as tenant improvements, leasing commissions, tenant reimbursements and free rent. Maintenance covenant Our maintenance covenant is a financial covenant which we are required to comply with on a quarterly basis pursuant to the indentures governing our senior unsecured notes. Net debt Net debt is total debt less cash. NOI margin % NOI margin % is defined as NOI as a percentage of rental income or residents fees and services, as appropriate. Non-Segment Non-Segment operations consists of triple net leased senior living communities that are leased to third party operators and wellness centers, and any other income or expenses that are not attributable to a specific reporting segment. Occupancy Occupancy for our Office Portfolio is presented as of the end of the period shown; occupancy for our SHOP segment and other tenants is presented for the duration of the period shown, or the most recent prior period of equivalent length for which tenant and manager operating results are available to us. Occupancy excludes data for our wellness centers. Life science and medical office occupancy data includes (i) out of service assets undergoing redevelopment, (ii) space which is leased but is not occupied or is being offered for sublease by tenants and (iii) space being fitted out for occupancy. Triple net leased senior living communities occupancy excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations during the periods presented. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 42 Office Portfolio Office Portfolio consists of medical office properties leased to medical providers and other medical related businesses, as well as life science properties leased to biotech laboratories and other similar tenants. Our medical office and life science property leases include some triple net leases where, in addition to paying fixed rents, the tenants assume the obligation to operate and maintain the properties at their expense, and some net and modified gross leases where we are responsible for the operation and maintenance of the properties and we charge tenants for some or all of the property operating costs. A small percentage of our medical office and life science property leases are full-service leases where we receive fixed rent from our tenants and no reimbursement for our property operating costs. Other Operator managed communities Other operator managed communities are senior living communities in our SHOP segment, which are now managed by third party managers (other than Five Star) or closed or are repositioned pursuant to the amendments to our management arrangements with Five Star in June 2021. As of December 31, 2021, we had transitioned 107 senior living communities to 10 new third party managers. Principal balance Principal balances are the amounts stated in the contracts. In accordance with GAAP, our carrying values and recorded interest expense may be different because of market conditions at the time we assumed certain of these debts. The principal balance of our revolving credit facility includes amounts outstanding as of the date presented. Rent coverage Rent coverage is calculated as operating cash flows from our tenants' facility operations of our properties, before subordinated charges, if any, divided by rent payable to us; excludes data for periods prior to our ownership of certain properties, as well as properties sold or classified as held for sale, or for which there was a transfer of operations from one operator to another during the periods presented. Same Property As of and for the three months ended March 31, 2022, same property consists of properties owned, in service and operated by the same operator continuously since January 1, 2021; excludes properties classified as held for sale, closed or out of service undergoing redevelopment, if any, and medical office and life science properties owned by unconsolidated joint ventures in which we own an equity interest. SHOP SHOP, or Senior Housing Operating Portfolio, consists of senior living communities managed by third party senior living managers that provide short term and long term residential living and in some cases care and other services for residents where we pay fees to the managers to operate the communities. Properties in this segment include independent living communities, assisted living communities, active adult rental communities and SNFs. SNF SNF is a skilled nursing facility. Square feet Square feet measurements are subject to modest changes when space is periodically remeasured or reconfigured for new tenants. Square feet for prior periods exclude space remeasurements made subsequent to those periods. Excludes data from medical office and life science properties owned by unconsolidated joint ventures in which we own an equity interest. Total gross assets Total gross assets is total assets plus accumulated depreciation. Total unencumbered assets Total unencumbered assets is the original cost of real estate assets not encumbered by mortgage debt calculated in accordance with GAAP before depreciation and after impairment write downs, if any, and exclude accounts receivable and intangible assets. Triple net leased senior living communities Triple net leased senior living communities include independent and assisted living communities and SNFs. Unit count Unit count is by the type of living units at our senior living communities within our SHOP segment. Weighted average lease term Weighted average lease term is weighted based on annualized rental income pursuant to existing leases as of March 31, 2022. Non-GAAP Financial Measures and Certain Definitions (Continued) RETURN TO TABLE OF CONTENTS

Supplemental Q1 2022 43 This presentation of supplemental operating and financial data may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other securities laws. Whenever we use words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may” and negatives or derivatives of these or similar expressions, we are making forward-looking statements. These forward-looking statements are based upon our present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur. Actual results may differ materially from those contained in or implied by our forward-looking statements. Forward- looking statements involve known and unknown risks, uncertainties and other factors, some of which are beyond our control. For example: • The results of operations for the 107 transitioned senior living communities may not improve under the management of new managers as a result of the transition as we currently expect, and the results of operations of, and our returns from, any or all of our senior living communities may decline, including for reasons beyond our, the new managers’ or Five Star’s control. • Our redevelopment projects may not be successful and may cost more or take longer to complete than we currently expect. In addition, the terms of the leases we entered into with respect to our redevelopment projects may not commence on the currently expected dates or at all. The information contained in our filings with the SEC, including under “Risk Factors” in our periodic reports, or incorporated therein, identifies important factors that could cause our actual results to differ materially from those stated in or implied by our forward-looking statements. Our filings with the SEC are available on the SEC's website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, we do not intend to update or change any forward-looking statements as a result of new information, future events or otherwise. Warning Concerning Forward-Looking Statements RETURN TO TABLE OF CONTENTS